Exhibit 10.1

FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of July 26, 2018 and is entered into by and among ACCO Brands Corporation, a Delaware corporation (“Holdings”), ACCO Brands Australia Holding Pty. Ltd. (the “Australian Borrower”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the Required Lenders (as defined in the Credit Agreement referenced below, the “Required Lenders”) and the Guarantors listed on the signature pages hereto, and is made with reference to that certain Third Amended and Restated Credit Agreement (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), dated as of January 27, 2017 (the “Credit Agreement Closing Date”), by and among Holdings, certain Subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto (the “Existing Lenders”) and the Administrative Agent. Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement (as defined below).
RECITALS
WHEREAS, (i) on the Credit Agreement Closing Date, Holdings borrowed the Euro Term A Loans in an aggregate principal amount of €300,000,000, contributing the proceeds thereof to ACCO Brands Europe Holding LP (“ACCO Europe”) by way of an intercompany note (the “Original Intercompany Note”) in order to enable ACCO Europe to pay the Acquisition consideration and consummate the Acquisition and (ii) on or around April 30, 2017, (a) a portion of the Original Intercompany Note in an aggregate principal amount of €225,000,000 (the “Contributed Amount”) was contributed (the “Note Contribution”) by Holdings to ACCO Dutch Finance C.V. (“Dutch Finance”) in exchange for a currency forward contract between Holdings and Dutch Finance in an aggregate principal amount of €225,000,000 and (b) the remainder of the Original Intercompany Note became represented by an intercompany note made by ACCO Europe in favor of Holdings in an aggregate principal amount of €75,000,000;
WHEREAS, in connection with and prior to the Note Contribution, it was necessary for the partnership interests of ACCO Europe to be contributed down to ACCO Dutch Finance Holdings C.V. (the “ABEH Shares Contribution”);
WHEREAS, in December 2017, Esselte AB and Esselte Holdings, LLC formed a new Dutch partnership, ACCO Electra Dutch C.V. (“ACCO Dutch”) and contributed cash and their ownership interests in Esselte European Holdings, LLC to ACCO Dutch (the “Esselte European Holdings Contribution” and, together with the Note Contribution and the ABEH Shares Contribution, the “Dutch CV Transactions”);
WHEREAS, the Loan Parties party hereto desire to, and, subject to the terms and conditions contained herein, the Loan Parties, the Required Lenders, the Revolving Credit Lenders and the Administrative Agent have agreed to, increase the aggregate Revolving Credit Commitments under the Revolving Credit Facility by $100,000,000 such that, after giving effect to such increase on the Amendment Effective Date, there exist $500,000,000 in aggregate amount of Revolving Credit Commitments under the Revolving Credit Facility, with the Revolving Credit Commitments of the Revolving Credit Lenders after giving effect to this Amendment on the Amendment Effective Date to be set forth on Exhibit B hereto;
WHEREAS, pursuant to and in accordance with Section 11.01(a) of the Credit Agreement, the Required Lenders (as defined in the Credit Agreement) and the other parties hereto have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO LOAN DOCUMENTS
Holdings, the Borrowers, the Required Lenders, the Revolving Credit Lenders, the Administrative Agent and the other parties hereto agree that on the Amendment Effective Date, the Credit Agreement shall be amended (the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”) as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“ABEH Shares Contribution” means the contribution by ACCO Brands International, Inc. and ACCO Europe International Holdings LLC to ACCO Dutch Finance Holdings C.V. of 100% of the partnership interests of ACCO Brands Europe Holdings LP.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Contributed Amount” means that portion of the Original Intercompany Note in an aggregate principal amount of €225,000,000 that, on or around April 30, 2017, was contributed to ACCO Dutch Finance C.V. in exchange for a currency forward contract between Holdings and ACCO Dutch Finance C.V. in an aggregate principal amount of €225,000,000.

“Dutch CV Transactions” means the Note Contribution, the ABEH Shares Contribution and the Esselte European Holdings Contribution.

“Esselte European Holdings Contribution” means the contribution by Esselte Holdings, LLC of its interest in Esselte European Holdings, LLC to ACCO Electra Dutch C.V. in exchange for capital and a USD note in an amount equivalent to €30,000,000.

“First Amendment” means the First Amendment to Amended and Restated Credit Agreement, dated the First Amendment Effective Date, by and among the Loan Parties party thereto, the Required Lenders, the Revolving Credit Lenders and the Administrative Agent.

“First Amendment Effective Date” means July 26, 2018.

“LIBOR” has the meaning specified in the definition of “Eurodollar Rate”.

    “LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“LIBOR Successor Rate” has the meaning specified in Section 1.11.

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrowers).

“Note Contribution” means the contribution of the Contributed Amount from Holdings to ACCO Dutch Finance C.V.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Scheduled Unavailability Date” has the meaning specified in Section 1.11.

(b)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definition as follows:
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption or Master Assignment pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the First Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Revolving Credit Lenders is $500,000,000 (or the U.S. Dollar Equivalent thereof).”

(c)    A new Section 1.11 is hereby added to the Credit Agreement as follows:
“Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that:

(i)
adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)
the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(iii)
syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice , as applicable, the Administrative Agent and the Borrowers may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrowers and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate.  Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.”
(d)    Section 6.02 of the Credit Agreement is hereby amended by:

i.	deleting the “.” at the end of clause (h) and replacing with an “; and”; and

ii.	adding a new clause (i) at the end thereof as follows:
“(i)    promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender, including, without limitation, a Beneficial Ownership Certification, for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.”
(e)    Section 7.02 of the Credit Agreement is hereby amended by:

i.	deleting the “.” at the end of clause (p) and replacing with an “; and”; and

ii.	adding a new clause (q) at the end thereof as follows:
“(q)     Investments by Holdings or any other Loan Party constituting the Dutch CV Transactions.”
(f)    Section 7.03(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(f)     Indebtedness of any Borrower or any Subsidiary owing to any Borrower or any Subsidiary to the extent constituting an Investment permitted by Section 7.02(c) or 7.02(q); provided that the Collateral and Guaranty Requirements are satisfied to the extent applicable to such Indebtedness and that any such Indebtedness, to the extent owed by a Loan Party to a Subsidiary that is not a Loan Party, shall be subordinated to the payment of the Obligations in a manner satisfactory to the Administrative Agent;”
(g)    Section 7.08(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(g)     any Investments made pursuant to Sections 7.02(c)(ii), 7.02(c)(iii), 7.02(c)(iv), 7.02(c)(v), 7.02(c)(vi)(C)(2) and 7.02(q).”
(h)    A new Section 9.12 is hereby added to the Credit Agreement as follows:
(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that:
(i) none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),
(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under

ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v) no fee or other compensation is being paid directly to the Administrative Agent, the Arrangers or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c) The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
(i)    Schedule 1.01C to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
(j)    The Revolving Credit Commitments set forth on Schedule 2.01 to the Credit Agreement are hereby amended and restated in their entirety as set forth on Exhibit B hereto.

SECTION II.	REVOLVING CREDIT COMMITMENT INCREASE
(a)    Each Revolving Credit Lender who agrees to increase its Revolving Credit Commitments in connection with this Amendment (an “Upsizing Revolving Credit Lender”) hereby severally, but not jointly, agrees to provide Revolving Credit Commitments in an aggregate principal amount equal to $100,000,000 (the “Upsized Revolving Credit Commitments”) for a Revolving Credit Commitment increase (the “Revolving Credit Commitment Increase”) so that, effective as of the Amendment Effective Date, its Revolving Credit Commitments under the Revolving Credit Facility shall be as set forth on Schedule 2.01 to the Amended Credit Agreement.
(b)    As of the Amendment Effective Date, after giving effect to the incurrence of the Upsized Revolving Credit Commitments, the aggregate principal amount of the Revolving Credit Commitments pursuant to the Amended Credit Agreement shall be $500,000,000. For the avoidance of doubt, the Upsized Revolving Credit Commitments are not being incurred as Incremental Revolving Commitments pursuant to Section 2.14 of the Amended Credit Agreement.
(c)    The Administrative Agent will take those steps which it deems, in its sole discretion and in consultation with the Borrowers, necessary and appropriate to cause each Revolving Credit Lender (including the Upsizing Revolving Credit Lenders) to hold outstanding Revolving Credit Loans and participation interests in outstanding Letters of Credit and Swing Line Loans ratably based on its pro rata share under the Revolving Credit Facility immediately after giving effect to the Revolving Credit Commitment Increase.
(d)    Each Revolving Credit Lender immediately prior to the Revolving Credit Commitment Increase will automatically and without further act be deemed to have assigned to each existing Revolving Credit Lender and each Upsized Revolving Credit Lender, and each Upsized Revolving Credit Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Credit Lender’s participation interests under the Amended Credit Agreement in outstanding Letters of Credit and Swing Line Loans.

SECTION III.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):
(a)    This Amendment shall have been duly executed by Holdings, the Borrowers, each other Loan Party, the Administrative Agent, the Required Lenders, the Revolving Credit Lenders and, in each case, duly executed counterparts thereof shall have been delivered to the Administrative Agent.
(b)    The Administrative Agent shall have received the following, each of which shall be originals, facsimiles or “pdf” or similar electronic format (in each such case, followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)    a certificate of a Responsible Officer of each Loan Party certifying as to the Organization Documents thereof together with copies of the Organization Documents of such Loan Party annexed thereto;
(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;
(iii)    a certificate attesting to the Solvency of Holdings and its Subsidiaries (taken as a whole) on the Amendment Effective Date after giving effect to the Dutch CV Transactions and the Upsized Revolving Credit Commitments, from the chief financial officer of Holdings;
(iv)    a certificate attesting to compliance with clauses (e), (f), (g), (h), (i) and (j) of this Section III on the Amendment Effective Date from a Responsible Officer of Holdings;
(v)    financing statements, filed or duly prepared for immediate filing under the Uniform Commercial Code in all jurisdictions reasonably requested by the Administrative Agents contemporaneously with the execution of this Amendment;
(vi)    an opinion from (A) Vedder Price P.C., special New York counsel to the Loans Parties, (B) Emmel & Klegerman PC, special Nevada counsel to the Loan Parties and (C) Bird & Bird, special Australian counsel to the Loan Parties, in each case, dated as of the Amendment

Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;
(vii)    Intellectual Property Security Agreements in the form attached to the U.S. Security Agreement, covering such U.S.-registered Intellectual Property and applications therefor that do not, prior to the date hereof, have a Lien in favor of the Collateral Agent recorded against them at the United States Patent and Trademark Office, executed by the owners of such Intellectual Property; and
(viii)    a Revolving Note executed by Holdings and the Australian Borrower in favor of each Revolving Credit Lender that has requested a Revolving Note.
(c)    The Administrative Agent shall have received from Holdings payment in immediately available funds of all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) owing to the Administrative Agent pursuant to pursuant to Section 11.04 of the Credit Agreement and Section 11.04 of the Amended Credit Agreement, as applicable, in connection with this Amendment.
(d)    (i) The Administrative Agent and the Lenders shall have received at least one (1) day prior to the Amendment Effective Date all documentation and other information reasonably requested in writing by them at least two (2) days prior to the Amendment Effective Date in order to allow the Administrative Agent and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
(ii) At least five (5) Business Days prior to the Closing Date, any Borrower that qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 shall deliver, to each Lender that so requests, a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230 (the “Beneficial Ownership Certification”) in relation to such Borrower.

(e)    All approvals, consents, exemptions, authorizations, or other actions by, or notices to, or filings with, any Governmental Authority or any other Person necessary or required for the consummation of this Amendment shall have been received.

(f)    The representations and warranties contained in Article 5 of the Amended Credit Agreement shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

(g)    There shall not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of the Administrative Agent, singly or in the aggregate, materially impairs this Amendment or any of the other transactions contemplated by the Loan Documents, or that could reasonably be expected to have a Material Adverse Effect.

(h)    There has been no change, occurrence or development since December 31, 2016 that could reasonably be expected to have a Material Adverse Effect.

(i)    No Default or Event of Default shall exist or be continuing prior to or immediately after giving effect to this Amendment.

(j)    Prior to or substantially concurrently with the Amendment Effective Date, the Dutch CV Transactions shall have been consummated in full.
Notwithstanding anything herein to the contrary, for purposes of determining compliance with the conditions specified in this Section III, each Required Lender shall be deemed satisfied with each received document and each other matter required to be reasonably satisfactory to such Required Lender unless, prior to the Amendment Effective Date, the Administrative Agent receives notice from such Required Lender specifying such Required Lender’s objections.

SECTION IV.	REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent, and each of the Required Lenders to enter into this Amendment and to amend and restate the Credit Agreement in the manner provided herein, each Loan Party represents and warrants on and as of the Amendment Effective Date to each of the Administrative Agent, the L/C Issuers, the Swing Line Lender and each of the Required Lenders as follows:

4.1
Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under, this Amendment, the Amended Credit Agreement and the other Loan Documents, as applicable.

4.2
Authorization; No Contravention. The execution, delivery and performance by each Loan Party of this Amendment and the Amended Credit Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

4.3
Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required, except as have been obtained or made and are in full force and effect, in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the Amended Credit Agreement or any other Loan Document to which such Loan Party is a party.

4.4
Binding Effect. This Amendment and the Amended Credit Agreement have been duly executed and delivered by each of the Loan Parties party thereto. Each of this Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

4.5
Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Amended Credit Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

4.6
Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

4.7	Release. The Dutch CV Transactions do not, in whole or in part, constitute a release of all or substantially all of the Collateral.

4.8	Beneficial Ownership. As of the Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

SECTION V.	ACKNOWLEDGMENT AND CONSENT
Each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents to which it is a party, the U.S. Obligations Guaranty and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case, as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

SECTION VI.
POST-CLOSING OBLIGATION.    No later than 45 days from the date hereof, the Administrative Agent shall receive a copy of the charter documents of Esselte LLC, certified as of a recent date by the Secretary of State of the State of Arizona.

SECTION VII.
CONSENT TO RELEASE OF COLLATERAL.    As of the Amendment Effective Date, pursuant to Section 9.10(b) of the Credit Agreement, the Required Lenders hereby provide written authorization to the Administrative Agent to release the Contributed Amount from Collateral; provided that the Collateral and Guaranty Requirements are satisfied with respect to ACCO Dutch Finance Holdings C.V., the general partner of ACCO Dutch Finance C.V.

SECTION VIII.	MISCELLANEOUS

8.1	Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)     On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to Amended Credit Agreement.
(ii)     Except as specifically amended by this Amendment, the Amended Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.
(iii)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Amended Credit Agreement or any of the other Loan Documents.

8.2	Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

8.3	Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Amended Credit Agreement.

8.4
Applicable Law; Miscellaneous. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. The provisions of Section 11.14 and Section 11.15 of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

8.5	Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

8.6
Further Assurances. Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by the Administrative Agent to effectuate the purposes of this Amendment.

8.7
No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by this Amendment.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS AND U.S. BORROWER:	ACCO BRANDS CORPORATION

By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel and Secretary

AUSTRALIAN BORROWER:

Executed by ACCO BRANDS AUSTRALIA
HOLDING PTY. LTD. in accordance with
Section 127 of the Corporations Act 2001

/s/ Pamela R. Schneider Signature of director Name: Pamela R. Schneider	/s/ Neal V. Fenwick Signature of director Name: Neal V. Fenwick

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

US-DOCS\96247991.12

GUARANTORS:     ACCO BRANDS CORPORATION
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel and Secretary
ACCO BRANDS USA LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel and Secretary
GENERAL BINDING LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
ACCO BRANDS INTERNATIONAL, INC.
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
ACCO EUROPE FINANCE HOLDINGS, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]
US-DOCS\96247991.12

ACCO EUROPE INTERNATIONAL HOLDINGS, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
GBC INTERNATIONAL, INC.
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
ACCO INTERNATIONAL HOLDINGS, INC.
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
NESCHEN GBC GRAPHIC FILMS, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Supervisory Director
ESSELTE U.S. FV, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
ESSELTE EUROPEAN HOLDINGS LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]
US-DOCS\96247991.12

ESSELTE LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
ESSELTE HOLDINGS LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]
US-DOCS\96247991.12

ACCO BRANDS AUSTRALIA HOLDING PTY. LTD.

______________________________ Signature of director Name: Pamela R. Schneider

/s/ Neal V. Fenwick

Signature of director

Name: Neal V. Fenwick

ACCO AUSTRALIA PTY. LTD.

______________________________ Signature of director Name: Pamela R. Schneider

/s/ Neal V. Fenwick

Signature of director

Name: Neal V. Fenwick

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

US-DOCS\96247991.12

BANK OF AMERICA, N.A.,
as Administrative Agent and as a Lender

By: /s/ Helen Zitzman
Authorized Signatory

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]
US-DOCS\96247991.12

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Mark Holm
Name: Mark Holm
Title: Managing Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]
US-DOCS\96247991.12

Barclays Bank PLC, as a Lender

By: /s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

BMO Harris Bank N.A., as a Lender

By: /s/ Joan Murphy
Name: Joan Murphy
Title: Managing Director

Bank of Montreal, as a Lender

By: /s/ Joan Murphy
Name: Joan Murphy
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kristin Lenda
Name: Kristin Lenda
Title: Senior Vice President

COMPASS BANK, as a Lender

By: /s/ Daniel Feldman
Name: Daniel Feldman
Title: Senior Vice President

KeyBank National Association, as a Lender

By: /s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]
US-DOCS\96247991.12

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ John Lascody
Name: John Lascody
Title: Vice President

CIBC BANK USA, formerly known as The Private Bank and Trust Company, as a Lender

By: /s/ Patrick Osborne
Name: Patrick Osborne
Title: Associate Managing Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]
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EXHIBIT A

SCHEDULE 1.01C TO THE
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Mortgaged Properties:
(1)    941 ACCO Way, Ogdensburg, New York 13669
(2)    101 O’Neil Road, Sidney, New York 13838
(3)    949 Main Street, Alexandria, Pennsylvania 16611
(4)    300 Quartet Avenue, Booneville, Mississippi 38829
Leased Real Property:
(1)    Four Corporate Drive, Lake Zurich, Illinois
(2)    2830 East Philadelphia Street, Ontario, California
(3)    10150 80th Street, Kenosha, Wisconsin
(4)    10303 80th Street, Kenosha, Wisconsin
(5)    4751 Hempstead Station Drive, Kettering, Ohio
(6)    1500 Fashion Island, San Mateo, CA
(7)    8465 N. 90th Street, Suite 6, Pima Center, Scottsdale, Arizona

Exhibit A
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EXHIBIT B

SCHEDULE 2.01 TO THE
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Commitments and Applicable Percentages

Lender	Revolving Credit Commitment
	Commitment (in USD)	Applicable Percentage
Bank of America, N.A.	$140,347,364.54	28.069472908%
Wells Fargo Bank, National Association	$77,621,121.05	15.524224211%
Barclays Bank PLC	$65,504,623.99	13.100924799%
Bank of Montreal	$55,504,623.99	11.100924799%
PNC Bank, National Association	$55,504,623.99	11.100924799%
Compass Bank	$45,504,623.99	9.100924799%
KeyBank National Association	$35,000,000.00	7.000000000%
The Northern Trust Company	$12,513,018.71	2.502603742%
CIBC BANK USA, formerly known as The Private Bank and Trust Company	$12,499,999.74	2.499999948%
TOTAL	500,000,000.00	100.000000000%

Exhibit B
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